                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and Directors of Raptor Systems, Inc. hereby constitutes and appoints each of Robert A. Steinkrauss and John S. Ingalls, acting together or singularly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, (i) to sign an Annual Report on Form 10-K (the "Annual Report") for the year 1996 pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) to sign any and all amendments to such Annual Report, and (iii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission under the Exchange Act. The undersigned hereby ratifies and confirms all that such attorney-in-fact or his substitute may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                      CAPACITY                DATE

                                       Chairman, Chief          March  , 1997
-------------------------------------   Executive Officer
        ROBERT A. STEINKRAUSS           and Director
                                        (Principal
                                        Executive Officer)

                                       President, Chief         March  , 1997
-------------------------------------   Operating Officer
           SHAUN MCCONNON               and Director

                                       Vice President of        March  , 1997
-------------------------------------   Finance and Chief
           JOHN S. INGALLS              Financial Officer
                                        (Principal
                                        Financial Officer)

                                       Vice President,          March  , 1997
-------------------------------------   Treasurer and
          ROBERT H. FINCKE              Controller
                                        (Principal
                                        Accounting Officer)

                                       Director                 March  , 1997
-------------------------------------
          WILLIAM S. KAISER

                                       Director                 March  , 1997
-------------------------------------
            BRIAN D. OWEN

                                       Director                 March  , 1997
-------------------------------------
         ERNEST C. PARIZEAU

                                       Director                 March  , 1997
-------------------------------------
           DAVID A. PENSAK

                                       Director                 March  , 1997
-------------------------------------
          ROBERT SCHECHTER